UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 28, 2005 (February 22, 2005)

NEWMARKET CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Base Salaries

On December 6, 2004, the Bonus, Salary and Stock Option Committee of the Board of Directors (the “Committee”) of NewMarket Corporation (the “Company”) approved for Mr. Thomas E. Gottwald and Mr. Russell L. Gottwald, Jr., and on February 22, 2005, the Committee approved for the Company’s other named executive officers set forth below, the following 2005 base salaries:

Name	Base Salary		Effective Date
Thomas E. Gottwald, President and Chief Executive Officer of the Company	$485,700		January 1, 2005

C. S. Warren Huang, President of Afton Chemical Corporation, a wholly owned subsidiary of the Company	$313,400		April 1, 2005

David A. Fiorenza, Vice President and Treasurer of the Company	$253,500		June 1, 2005

Steven M. Edmonds, Vice President and General Counsel of the Company	$240,200	(1)	(1)

Russell L. Gottwald, Jr., President of Ethyl Corporation, a wholly owned subsidiary of the Company	$227,700		March 1, 2005

(1)	The Committee will review and make a determination regarding Mr. Edmonds’ base salary during the fourth quarter of 2005.

Bonuses

On February 22, 2005, the Committee, taking into consideration the Company’s achievements for 2004, including growth in the petroleum additives business, successful management of the contribution from the declining tetraethyl lead (TEL) product line, successful formation of the holding company structure for the Company and the related internal restructuring of the Company’s subsidiaries, and successful restructuring of the Company’s term and bank loans, also approved the following bonus payments for the Company’s named executive officers:

Name	Bonus
Thomas E. Gottwald, President and Chief Executive Officer of the Company	$150,000

C. S. Warren Huang, President of Afton Chemical Corporation, a wholly owned subsidiary of the Company	$150,000

David A. Fiorenza, Vice President and Treasurer of the Company	$90,000

Steven M. Edmonds, Vice President and General Counsel of the Company	$90,000

Russell L. Gottwald, Jr., President of Ethyl Corporation, a wholly owned subsidiary of the Company	$90,000

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. William W. Berry will retire from the Company’s Board of Directors on March 1, 2005. The Company previously announced Mr. Berry’s intent to retire in a press release issued on August 27, 2004, a copy of which was filed on the Company’s Current Report on Form 8-K, dated August 30, 2004.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2005, the Company’s Board of Directors amended Section 2 of Article II of the Company’s Bylaws to decrease the size of the Board of Directors from eight to seven directors (the “Amendment”). The Amendment is effective immediately following Mr. Berry’s retirement on March 1, 2005.

The Company’s Bylaws, as amended, are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.

3.1	Amended Bylaws of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2005

NEWMARKET CORPORATION

By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Amended Bylaws of the Company.